EXHIBIT 99.1

| Nasdaq: DUOT INVESTOR PRESENTATION DECEMBER 2022 REV5.1 Nasdaq: DUOT

| Nasdaq: DUOT Safe Harbor Statement This presentation, as well as other written or oral statements made from time to time, includes “forward - looking statements” . Forward - looking statements are not based on historical information and include, without limitation, statements regarding our future financial condition and future results of operations, business strategy and plans and objectives of management for future operations This presentation includes statistical and other industry and market data that we obtained from industry publications and research, surveys and studies conducted by third parties or us . Industry publications and third - party research, surveys and studies generally indicate that their information has been obtained from sources believed to be reliable, although they do not guarantee the accuracy or completeness of such information . All of the market data used in this presentation involves a number of assumptions and limitations, and you are cautioned not to give undue weight to such estimates . While we believe these industry publications and third - party research, surveys and studies are reliable, we have not independently verified such data . The industry in which we operate is subject to a high degree of uncertainty, change and risk due to a variety of factors, which could cause results to differ materially from those expressed in the estimates made by the independent parties and by us including statements regarding projected revenue and margins, new product developments, potential increases in our customer base and deployments, possible mergers and acquisitions activity, and our plans to expand into new markets, countries and categories .. Forward - looking statements reflect our current views with respect to future events . The words “may,” “will,” “expect,” “intend,” “anticipate,” “believe,” “project,” “estimate,” “plans,” “continuing,” or the negative of these words and similar expressions identify forward - looking statements . These forward - looking statements are based upon estimates and assumptions made by us or our officers that, although believed to be reasonable, are subject to certain known and unknown risks and uncertainties that could cause actual results to differ materially and adversely as compared to those contemplated or implied by such forward - looking statements . All forward - looking statements involve risks, assumptions and uncertainties . You should not rely upon forward - looking statements as predictors of future events . The occurrence of the events described, and the achievement of the expected results, depend on many events, some or all of which are not predictable or within our control . Actual results may differ materially from expected results . These risks, assumptions and uncertainties are not all of the important factors that could cause actual results to differ materially from those expressed in any of our forward - looking statements . Other known as well as unknown or unpredictable factors also could harm our results . All of the forward - looking statements we have included in this presentation are based on information available to us on the date of this presentation . We undertake no obligation, and specifically decline any obligation, to update publicly or revise any forward - looking statements, whether as a result of new information, future events or otherwise . In light of these risks, uncertainties and assumptions, the forward - looking events discussed in this presentation might not occur . Any reference to financial projections in this presentation, if any, are for illustrative purposes only and are based upon certain hypothetical assumptions, which we believe are reasonable as of the date of this presentation . The selection of assumptions requires the exercise of judgment and is subject to uncertainty due to the effect that economic or other changes may have on future events . 2

Duos Technologies Overview – Nasdaq: DUOT



Advanced technology company that specializes in
Machine Vision & Artificial Intelligence
to analyze fast moving objects.

We help customers move commerce safer and more efficiently.

- Headquarters in Jacksonville, FL
- ~ 75 Employees
- 15 x Portals deployed/ contracted

- FY 2021 Revenue: $8M
- FY 2022 Revenue: ~$16.5 - $18.0M


Hardware
Software
Artificial Intelligence
Inspection Portals
Project Mgt Installation
IT
Manufacture
O & M

All aspects of solutions self-performed using our intellectual property and patents.

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Management Team

Charles (Chuck) Ferry
Chief Executive Officer



- **Over 35 years of military and private-sector leadership**
  - *Previously CEO for APR Energy*
  - *Previously GM for ARMA Global*
- **26 years Army Enlisted, NCO Combat Veteran**
  - *Infantry, Ranger, and Special Operations Commander*



John Pugliese
Dir. IT & Software

33+ years of military and private-sector leadership experience. Combat Veteran. IT, SW, and 5G TELECOM SME. Experience supporting DoD with 5G transformation and coaching. Battalion and Brigade level active-duty officer.



John White
Dir. Program Management Office

40+ years of military and private sector experience. Decorated Infantry Combat Veteran. SME with installation of power plants, solar farms, and Railcar Inspection Portals.



Jeff Necciai
Chief Technology Officer

30+ years of experience in designing, developing, and delivering value-driven technology solutions across a wide range of industries. Former CTO for Nascent Technologies.



Andrew Murphy
Chief Financial Officer

16+ years of experience in finance and accounting leadership roles in private equity and public companies in asset intensive markets such as power and recycling/waste management.



Connie Weeks
Chief Accounting Officer

35+ years with Duostech responsible for all aspects of financial reporting, internal controls, and auditing.



Adrian Goldfarb
Strategic Advisor

40+ years experience in commercial, operational, and financial positions in technology companies including over 12 years as CFO of public companies.

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© Copyright 2022 Duos Technologies, Inc.

| Nasdaq: DUOT Strategy Truck Inspection Portal Aircraft Inspection Portal EDGE Data Centers Railcar Inspection Portal Rail Transportation $3.5 Billion by FY27 1 Aviation MRO to grow to $4.7 Billion by FY30 2 $13.5 Billion by FY25 3 Global Cargo Inspection to reach $2.3 Billion by FY26 4 (1) Source: Acumen Research and Consulting (2) Source: Copper Mobile (3) Source: PWC (4) Source: PR Newswire 5 EDGE Data Centers Expand and diversify in the rail sector; Expand primarily to a data subscription business model; Diversify into other sectors through organic growth and M&A.

| Nasdaq: DUOT History and Future Pathway 20 20 2015 Public company by reverse merger to OTC 20 21 20 22 FEB 2020 Up listed to Nasdaq: DUOT SEP 2020 New CEO Initiate turn - around 11 x portals deployed $8M Revenue Improve technical & operational delivery Regain customer confidence Amtrak Win Develop and deploy ObliqueVUE Raise $5.5M to drive growth strategy $8M Revenue Image ~ 5.4M railcars Deploy 28x AI Use Cases at 95%+ reliability Expand contracts; 100% renewal rate with current customers 13 x portals deployed Guidance: $16.5 - 18M Revenue 20 23 20 24 Image ~ 8M railcars Deploy 40x AI Use Cases Expand contracts; 100% renewal rate Expand to subscription model ~ 20 x portals deployed Objective: $20 - 24M Revenue; Achieve Break Even Image ~ 16M railcars Deploy 60x AI Use Cases Expand contracts; 100% renewal rate; diversify in rail and other sectors ~ 30 x portals deployed 6

| Nasdaq: DUOT Railcar Inspection Portal ( r i p ® ) 7 Gen 2 Up to 92 NEW Inspection points Gen 1 20 - 25 Inspection points

High Resolution Images at 70mph

For Visual Inspections


HONORING OUR 1ST RESPONDERS
CSX
911
HONORING OUR VETERANS
1776


Area of Interest
• Coupler carrier iron
• Angle cock securement
• Air hose condition
• Air hose support
• Uncoupling lever condition
• Lock lifter condition
• Knuckle pin condition


Area of Interest
• Knuckle pin
• Coupler(s)


Area of Interest
• Safety appliances
• Brake piston
• Brake shoes
• Sander nozzles
• Tank dump outlet covers
• "F" sticker/ stencil
• Spring condition
• Ladder lighting


Area of Interest
• Brake piston
• Leaver securement
• Cotter keys
• Slack adjuster condition

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| Nasdaq: DUOT Raw images from multiple sensors Collected, processed, analyzed in cen t raco ® Presented to user to make a decision cen t raco ® Proprietary SW and AI User Interface 9

| Nasdaq: DUOT Examples of Freight Railcar AI Detections Tank Car Missing Cap Illegal Riders Body - mounted Brake Piston Engaged Knuckle Pin Missing Open Hopper Gate Axle Rubbing 95%+ reliability ; portfolio of 28 AI Use Cases 10 person

Rail Industry Ownership *(North America)*

RAILROADS

- Ownership of railcars continues to decline
- Virtually no tank car ownership due to complexities and regulations
- Focuses capital investment on infrastructure

25% (2012) ➡ **16% (2022)**

TTX

- Railroad-owned equipment pool focused on box, flat, intermodal, and gondola cars
- Overall market share has remained steady since 2008 at ~10% of the North American fleet

9% (2012) ➡ **10% (2022)**

SHIPPERS

- Shipper ownership share has declined slightly
- Alternative focus of capital on core business versus railcar investments
- Railcar maintenance and management not a core competency

19% (2012) ➡ **17% (2022)**

LESSORS

- Shift from railroad- and shipper-owned railcars to lessors
- Lessors dominate the tank car segment due to complex services and compliance requirements

47% (2012) ➡ **57% (2022)**

Approximately 1.63 million railcars

Source: UMLER as of January 2022

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| Nasdaq: DUOT Rail Industry Technology Adoption Headwinds Challenges with Class 1s, Regulators, and Labor Unions: • Publicly praise the technology, but internally challenged to quickly adopt full - scale. • Capital investment needed is competing with other critical investments for the RRs. • Challenged to replace labor with technology due to regulations and labor unions. “We must find an alternate, more predictable pathway to market to achieve our growth targets.” Challenges with Supply Chain and Inflation: • The time from contract close to RIP installation is now ~six months or more due to long lead procurement items. • Difficult to hold profit margins with price increases on material while negotiating price increase with Class 1s. “ To make the pathway to market more predictable (in our control) we purchase more inventory ahead of time.” TAM for RIPs across all Class 1 track network is 150 x RIP (no change). Class 1 is slow to adopt & to push regulators for full - scale implementation on leading - edge inspection technology. 12

Transition to Subscription Business Model

Mission: We will own and operate a network of RIPs on key RR choke points and offer our data directly to the car owners as a subscription.

CURRENT OFFERING

- Currently operate 11 x RIPs; Q2 2023, 15 x RIPs
- All RIPs sold as a **CAPEX** model to Class 1s and Transit Agencies *(mostly one-time revenue & small percentage recurring)*
- 7 Class 1s (soon to be 6) + Major Transit Agencies

SUBSCRIPTION OFFERING

- Subscription model significantly lowers the customer entry point making it much more attractive
- Subscription sold either as a flat fee and/or on a per car basis (variable rate)
- 6 Class 1s + thousands of railcar owners

DUOS DATA

- There are ~1.63M railcars on the North American Network.
- Duos will image ~5.4M railcars in FY2022 (some multiple times). ~432K (8%) owned by Class 1s with the balance held by owners who ultimately pay for the maintenance of the car.
- Class 1 car ownership continues to decline.
- Great interest by the railcar owners to access this type of data for cars they own & pay to maintain.

CAPITAL FORECAST

- Order long lead items in advance while closing deals on initial two Subscription RIPs
- Expand railcar owners' network with new RIP locations
- Operate existing portals (up to 10xRIP) and expand another 5 x RIP by EOY 2023

BENEFITS

- expand **TAM**
- recurring **REVENUE**
- increase **GROSS MARGIN**
- biz & profit **SUSTANABILITY**

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© Copyright 2021 Duos Technologies, Inc.

| Nasdaq: DUOT (1) Guidance for 2022 based on contracts in backlog (2) Forgiveness of Cares Act/PPP Loan (3) Reflets reclassification of costs consistent with latest 10Q filings Consolidated Income Statement (in ‘000s) 9 months 2021 (Unaudited) 9 months 2022 (Unaudited) FY 2021 (Audited) FY 2022 (Guidance) 1 Revenues $4,544 $9,079 $8,260 $16.5 - $18M Cost of Revenues $4,239 $6,474 $10,819 Gross Margin $305 $2,604 ($2,599) Operating Expenses $7,522 $8,509 $4,898 3 Income (Loss) from Operations ($7,217) ($5,905) ($7,457) Other Income (Expense) $1,408 ($7.2) $1,448 2 Net Income (Loss) ($5,809) ($5,912) ($6,009) EPS (LPS) ($1.63) ($1.01) ($1.63) Weighted Average Shares Outstanding 3,559 5,859 3,694 14

| Nasdaq: DUOT Balance Sheet (in ‘000s) Sept. 30, 2022, 10 - Q ( Unaudited ) Dec 31, 2021, 10 - K (Audited) Current Assets $9,369 $3,289 Cash, A/R, Contract Assets (1) $8,024 $2,636 Current Liabilities $6,646 $3,940 Contract Liabilities (2) $3,880 $1,829 Debt $0 $0 Cash $4,965 $894 Working Capital (3) $ 2,723 ($336) Stockholders' Equity $4,293 $781 Selected Data (1) Contract Assets become A/R as projects complete milestones (2) Contract Liabilities reduce as project milestones completed 15

| Nasdaq: DUOT (1) Weighted Average Exercise Price: $8.63/share (2) Weighted Average Exercise Price: $5.85/share (3) Common Stock Equivalent as converted = 1299 Preferred Shares (Series D), Exercise Price: $3.00/share (4) Note: Calculated by Intrinsic Value Method As of 11/21/22 Common Stock 7,140,540 Warrants Options 147,591 (1) 926,266 (2) Series D Convertible Preferred 433,000 (3) Total Share Count Fully Diluted 8,647,397 Market Capitalization (Nov. 23)/Fully Diluted $21M/$22M (4) Capital Structure 16

Investment Highlights

Significant Global Market Opportunities*

- *Combined North American markets exceed $24B*
  - *$3.5B Rail Transportation*
  - *$2.3B Global Cargo Inspection*
  - *$4.7B Aviation Maintenance and Repair Operations*
  - *$13.5B 5G/Edge Data Centers*

• Multiple sources previously cited

Strong Rail Industry Tailwinds

- *Industry rapidly moving toward automation and optimization to reduce costs, increase safety and improve efficiency*
- *Planned deployments of Duos owned portals in strategic locations on North American rail network*

Expanded Potential Customer Base

- *Multiple multi-million dollar deployments announced in 2022 continuing in 2023*
- *Potential for 100s of additional customers through **new subscription data** program*

Superior Proprietary Technology

- *Spent majority of 2021 on further developing in-house technologies to enable exponential scaling in 2022 – 2024*
- *Significant capabilities to acquire **value added data** for Class 1 & transit rail companies*

Improving Financial Position

- *2021 revenue of **$8.25 million***
- *2022 expected revenue of **$16.5 - $18 million with improved margins anticipated***
- *Improved Balance sheet with sufficient working capital*
  - Strengthening cash position to tackle subscription market
- *Increasing project scopes & recurring revenue base*

Built for the Future

- *Expanded AI and deep learning functionality*
- *Developed "**Expert AI**" concept*
- *Launch **AI Detection Catalogue***
- *Ongoing Focus on AI and Software Technology*
  - Expected increased margins and recurring revenues



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| Nasdaq: DUOT Contact Us Duos Technologies Corporate Fei Kwong Duos Technologies Group, Inc. 904 - 652 - 1625 fk@duostech.com Investor Relations Matt Glover or Tom Colton Gateway Investor Relations 949 - 574 - 3860 DUOT@gatewayir.com Nasdaq: DUOT